EXHIBIT 99.7


                                   SCIOS INC.
                              820 West Maude Avenue
                           Sunnyvale, California 94086

January 11, 2000

Mr. Richard B. Brewer
President and
  Chief Executive Officer
Scios Inc.
820 West Maude Avenue
Sunnyvale, California 94086

Dear Dick:

         The Board of Directors of Scios Inc. (the "Company") has determined that it is in the best interests of the Company and its stockholders to offer you the following agreement (the "Agreement") which provides you with certain severance payments and benefits if your employment terminates following a "Change of Control" (as defined below).

         This Agreement is intended to supplement your existing employment agreement dated September 8, 1998 (the "Employment Agreement") in the event of termination following a Change of Control, and is not intended to modify the Employment Agreement except as set forth in Article III below.

                                   ARTICLE I
                                   DEFINITIONS

1.1      Definitions

         Whenever used in this Agreement, the following capitalized terms shall have the meanings set forth in this Section, certain other capitalized terms being defined elsewhere in this Agreement:

        (a) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

        (b) "Board of Directors" means the Board of Directors of the Company.

        (c)     "Cause" means a termination for any of the following  reasons:
(i) engaging in intentional misconduct which would tend to discredit the Company or your position as President and Chief Executive Officer; (ii) being convicted of a felony; (iii) committing an act of fraud against the Company or the willful material misappropriation of property belonging to the Company;
(iv) materially breaching the Employment Agreement or any proprietary information agreement between you and the Company or (v) willfully disregarding your duties despite adequate warnings from the Board.

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        (d)     "Change of Control" of the Company means and includes any of the following:

               (i) Any Person or "group" (as that term is defined in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) is or becomes, on or prior to December 31, 2001, the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the voting power of then outstanding securities of the Company.

               (ii) Any Person or group is or  becomes,  on or prior to December
                    31, 2001, the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the voting power of the then outstanding securities of the Company, unless such acquisition was approved in advance by the Company's Board of Directors.

               (iii)The individuals  who, as of the date hereof,  are members of the Company's Board of Directors (the "Existing Directors"), cease, on or prior to December 31, 2001, for any reason, to constitute more than fifty percent (50%) of the number of authorized directors of the Company as determined in the manner prescribed in the Company's Certificate of Incorporation and Bylaws; provided, however, that if the appointment, or the election, or nomination for election, by the Company's stockholders of any new director, was approved by a vote of at least fifty percent (50%) of the Existing Directors, such new director shall be considered an Existing Director; provided further, however, that no individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 or, effective January 24, 2000, Rule 14a-12(c) promulgated under the Exchange Act) or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any election contest or Proxy Contest.

               (iv) The  consummation,  on or prior to December 31,  2001,  of a merger, consolidation or reorganization to which the Company is a party, whether or not the Company is the Person surviving or resulting therefrom, in one transaction or a series of related transactions, to any Person(s) other than a Subsidiary, provided, however, that no such transaction shall constitute a "Change of Control" under this subparagraph (iv) if the Persons who were the stockholders of the Company immediately before the consummation of such transaction are the Beneficial Owners, immediately following the consummation of such transaction, of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Person surviving or resulting from any merger, consolidation or reorganization.

               (v) The consummation, on or prior to December 31, 2001, of a sale, assignment, lease, conveyance or other disposition of 50% or more of the assets or assets representing 50% or more of the earning power of the Company, in one or a series of related transactions to any Person(s) other than a Subsidiary.

               (vi) A complete liquidation of the Company.

        (e) "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985.

        (f) "Company" means Scios Inc., a Delaware corporation, and any successor or assignee as provided in Article IV.

        (g) "Compensation" means the highest level of your annual base salary at any time during the 12 months preceding the date on which your employment is terminated attributable to your employment with the Company and/or any of its Subsidiaries (including, but not limited to, any amounts excluded at your election from your gross income for federal income tax purposes pursuant to Section 125 or Section 401(k) of the Internal Revenue Code of 1986, as amended, or deferred pursuant to any Company or Subsidiary plan or program), plus your target bonus for the calendar year during which your employment is terminated.

        (h) "Disability" means a physical or mental infirmity which substantially impairs your ability to perform your material duties for a period of at least one hundred eighty (180) consecutive calendar days and, as a result of such Disability, you have not returned to your full-time regular employment prior to termination.

        (i) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (k) "Good Reason" means any of the following: (i) relocation of the Company's executive offices more than forty miles from the current location, without your concurrence; (ii) any material breach by the Company of any provision of this Agreement or the Employment Agreement; (iii) a material change in the principal line of business of the Company, without your concurrence; (iv) the assignment to you by the Company of any duties inconsistent with your status as President and Chief Executive Officer or a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to the Change of Control; or (v) a reduction in the amount equal to the sum of (x) your total annual cash salary and (y) your bonus opportunity, in each case as in effect on the date hereof or as the same may be increased from time to time.

        (l) "Person" shall have the meaning ascribed to such term in Section 3 of the Exchange Act and the rules and regulations promulgated thereunder.

        (m) "Severance Payment" means the payment of severance compensation as provided in Article II.

        (n) "Subsidiary" means any corporation or other Person, a majority of the voting power, equity securities or equity interest of which is owned directly or indirectly by the Company.

                                   ARTICLE II
                               SEVERANCE PAYMENTS

2.1      Right to Severance Payment

         You shall be entitled to receive a Severance Payment from the Company in the amount provided in Section 2.2 if (a) there has been a Change of Control of the Company, (b) you are an active employee at the time of the Change of Control, and (c) within three hundred sixty five (365) calendar days from and including the date of the Change of Control, your employment is involuntarily terminated for any reason (other than for Cause or your death or Disability), or you voluntarily terminate your employment for Good Reason. For purposes of subclause (b) above, you will still be considered to be an active employee if you are on sick leave, military leave or any other leave of absence approved by the Company or any of its Subsidiaries.

2.2      Amount of Severance Payment

         If you become entitled to a Severance Payment under this Agreement, you shall receive a lump sum payment equal to 2.25 times your Compensation.

2.3      Excise Tax Limitation

        (a) Notwithstanding anything contained in this Agreement to the contrary, in the event that any payment or benefit (within the meaning of Section 28OG(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), to you or for your benefit paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, your employment with the Company or any of its Subsidiaries or a Change of Control (a "Payment" or "Payments"), would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the Payments shall be reduced (but not below zero) but only to the extent necessary that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code (the "Section 4999 Limit").

        (b) If a reduction in Payments is necessary to comply with the provisions of the preceding paragraph, you shall be entitled to select which Payments will be reduced and the manner and method of any such reduction of such Payments. Within ten (10) calendar days after the amount of any required reduction in Payments is finally determined in accordance with the provisions of this Section 2.3, you shall notify the Company and the Accounting Firm (as defined below) in writing regarding which Payments are to be reduced. If you fail to give such notification, the Company will determine which Payments to reduce.

        (c)     All  determinations  required  to be made under this  Section
2.3 (each, a "Determination") shall be made, at the Company's expense, by a nationally recognized accounting firm designated by the Company (other than the Company's accounting firm or the accounting firm that is regularly engaged by any party who has effectuated the Change of

Control) and reasonably acceptable to you (the "Accounting Firm"). The Accounting Firm shall provide its calculations, together with detailed supporting documentation, both to the Company and to you within ten (10) calendar days after the date on which your right to a Severance Payment hereunder was triggered (if requested at that time by the Company or you) or such other time as requested by the Company or you (in either case provided that the Company or you believe in good faith that any of the Payments may be subject to the Excise Tax); provided, however, that if the Accounting Firm determines that no Excise Tax is payable by you with respect to a Payment or Payments, it shall furnish you with written advice to the effect that no Excise Tax should be imposed with respect to any such Payment or Payments. Within ten (10) calendar days of the delivery of the Determination to you, you shall have the right to dispute the Determination (the "Dispute") in accordance with the provisions of
Section 7.11 and Article VI of this Agreement. The existence of any Dispute shall not in any way affect your right to receive the Payments in accordance with the Determination. If there is no Dispute, the Determination by the Accounting Firm shall be final, binding and conclusive upon the Company and you, subject to the application of Section 2.3(d).

        (d) As a result of the uncertainty in the application of Sections 4999 and 28OG of the Code, it is possible that the Payments either will have been made (or are due) or will not have been made by the Company, in any case in a manner inconsistent with the limitations provided in Section 2.3(a) (an "Excess Payment" or "Underpayment", respectively). If it is established pursuant to (i) a final determination of a court for which all appeals have been taken and finally resolved or the time for all appeals has expired, or (ii) an Internal Revenue Service (the "IRS") proceeding which has been finally and conclusively resolved, that an Excess Payment has been made, any Payments remaining to be paid pursuant to Article II which constitute all or any portion of the Excess Payment will be eliminated to the extent necessary so that the Section 4999 Limit is (or would have been) satisfied and then any remaining Excess Payment shall be deemed for all purposes to be a loan to you made on the date you received such Excess Payment and you shall repay such Excess Payment to the Company on demand, together with interest on such Excess Payment at the applicable federal rate (as defined in Section 1274(d) of the Code) from the date of your receipt of such Excess Payment until the date of such repayment. If it is determined (i) by the Accounting Firm, the Company (which shall include the position taken by the Company, together with its consolidated group, on its federal income tax return) or the IRS, (ii) by a court, or (iii) by resolution to your satisfaction of the Dispute, that an Underpayment has occurred, the Company shall pay an amount equal to the Underpayment to you within ten (10) calendar days of such determination or resolution, together with interest on such amount at the applicable federal rate from the date such amount should have been paid to you pursuant to the terms of this Agreement or otherwise, but for the operation of this Section 2.3, until the date of payment.

2.4      No Duty of Mitigation

         The Company acknowledges that it would be very difficult and generally impracticable to determine your ability to, or the extent to which you may, mitigate any damages or injuries you may incur by reason of the Change of Control. The Company has taken this into account in entering into this Agreement and, accordingly, the Company acknowledges and agrees that you shall have no duty to mitigate any such damages and that you shall be entitled to receive your entire Severance Payment regardless of any income which you may receive from other sources following the termination of your employment after any Change of Control.

2.5      Time of Severance Payment

         The Severance Payment to which you are entitled shall be paid to you, in cash and in full, not later than fifteen (15) calendar days after the termination of your employment; provided however, that if the release described in Section 7.13 does not become irrevocable until a later date, then payment shall be made to you on the date the release becomes irrevocable. If you should die before all amounts payable to you have been paid, such unpaid amounts shall be paid to your beneficiary under this Agreement or, if you have not designated such a beneficiary in writing to the Company, to the personal representative(s) of your estate.

2.6      Health Care Benefits

         If you are entitled to receive a Severance Payment under Section 2.1, you will also be entitled to receive health care benefits (including any medical, dental and vision coverage) for you and your dependents under the same plan or plans under which you were covered immediately prior to the termination of your employment or substantially similar plan(s) established by the Company or any of its Subsidiaries thereafter. Such health benefits shall be paid for by the Company only to the same extent as if you were still employed by the Company, and you will be required to pay for such health benefits to the same extent that you would be required to do so if you were still employed by the Company. This coverage will continue under the Company's plan for a period of six months following the termination of your employment, and the Company will thereafter pay for up to an additional 18 months if you elect to continue benefits under COBRA. Notwithstanding the foregoing, your medical coverage under this Section 2.6 shall end as of the date you become covered under any other group health plan not maintained by the Company or any of its Subsidiaries which provides equal or greater benefits than such plan and which does not exclude any pre-existing condition that you or your dependents may have at that time.

2.7      Outplacement Services

         If you are entitled to receive a Severance Payment under Section 2.1, you will also be entitled to receive a range of outplacement services by an organization selected by the Company. These outplacement services will be paid for by the Company up to a maximum of $10,000.

2.8      Withholding of Taxes

         The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes required by applicable law to be withheld by the Company.

2.9      No Setoff

         The Company's obligation to make Severance Payments to you pursuant to this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, but not limited to, any setoff, counterclaim, recoupment, defense or other right which the Company or any of its Subsidiaries may have against you or others.

                                  ARTICLE III
                 OTHER RIGHTS AND BENEFITS; EMPLOYMENT AGREEMENT

3.1      Other Rights and Benefits

        (a) This Agreement does not provide a pension for you nor shall any payment hereunder be characterized as deferred compensation.

        (b) The benefits that you may be entitled to receive pursuant to the provisions of Article II are intended to be provided in lieu of and to replace any similar or duplicative benefits to which you may be entitled from the Company or any of its Subsidiaries in connection with the termination of your employment after a Change of Control under any other severance plan, agreement, policy or program maintained by the Company or any of its Subsidiaries. Accordingly, if you are entitled to receive a Severance Payment under this Agreement, you agree to relinquish all other benefits you may be entitled to receive under any such other severance plan, agreement, policy or program, except as specifically provided below in Section 3.2.

        (c) Notwithstanding the provisions of paragraph (b) above, this Agreement shall not act to reduce any amounts otherwise payable, or in any way diminish your rights, whether existing now or hereafter, under any incentive, retirement, pension, profit sharing, stock purchase or benefit plan or other arrangement not related to severance following a Change of Control, and shall not affect, enlarge or reduce your rights with respect to any stock options, restricted stock or other equity interests that have been granted or issued to you by the Company prior to the date hereof or in the future.

3.2      Employment Agreement

         This Agreement is intended to supplement your Employment Agreement only with respect to Severance Payments in the event of the termination of your employment following a Change of Control. In the event you become entitled to a Severance Payment pursuant to Section 2.1 of this Agreement, the provisions of this Agreement will govern and replace the benefits you may otherwise be entitled to receive pursuant to Section 8 of the Employment Agreement, except with respect to the vesting of your stock options and restricted stock, and the time of exercise of vested stock options which shall be treated as provided in such Section 8 (and nothing in this Agreement is intended to affect the definition of "Good Reason" in Section 8 for purposes of such vesting). In addition, nothing in this Agreement, including your entitlement to a Severance Payment, shall affect the provisions of Section 7 (including the definition of "Change in Control" included therein) of the Employment Agreement. This Agreement does not constitute an employment agreement, and other than as specifically provided in this Section 3.2, this Agreement does not amend the Employment Agreement and the Employment Agreement will remain in full force and effect with respect to the terms and conditions of your employment.

                                   ARTICLE IV
                              SUCCESSOR TO COMPANY

         The Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Company, expressly and unconditionally to assume and agree to perform the Company's obligations under this Agreement, in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place. In such event, the term "Company," as used in this Agreement, shall mean (from and after, but not before, the occurrence of such event) the Company as herein before defined and any successor or assignee to the business or assets which by reason hereof becomes bound by the terms and provisions of this Agreement.

                                   ARTICLE V
                             LEGAL FEES AND EXPENSES

         The Company shall pay as they become due all legal fees, costs of litigation and other expenses incurred in good faith by you as a result of the Company's refusal or failure to make the Severance Payment to which you become entitled under this Agreement, as a result of the Company's contesting the validity, enforceability or interpretation of this Agreement or of your right to benefits hereunder, or with regard to any Dispute (as provided in Section 2.3(c)). You shall be conclusively presumed to have acted in good faith unless a court makes a final determination not otherwise subject to appeal to the contrary.

                                   ARTICLE VI
                                   ARBITRATION

         Except as otherwise provided in Section 2.3, and without prejudice to your rights under Section 7.11 and 7.12, you shall have the right and option (but not the obligation) to elect (in lieu of litigation) to have any dispute or controversy arising under or in connection with this Agreement not otherwise resolved through the claims procedure set forth in Section 7.11, including any Dispute under Section 2.3, settled by arbitration, conducted by one arbitrator sitting in a location selected by you within fifty (50) miles from the location of your job with the Company or any of its Subsidiaries, in accordance with the rules of the American Arbitration Association then in effect. Judgement may be entered on the award of the arbitrator in any court having jurisdiction. All expenses of such arbitration, including the fees and expenses of your counsel, shall be borne, and paid as incurred, by the Company; provided that the Company shall only be required to pay your fees and expenses if they are incurred in good faith. You shall be conclusively presumed to have acted in good faith unless and until the arbitrator makes a final determination to the contrary.

                                  ARTICLE VII
                                  MISCELLANEOUS

7.1      Applicable Law

         To the extent not preempted by the laws of the United States and in the interest of interpreting this Agreement in a uniform manner with other similar agreements being entered into by the Company with other of its and its Subsidiaries' employees regardless of the jurisdiction in which you are employed or any other factor, the laws of the State of California shall be the controlling law in all matters relating to this Agreement, regardless of the choice-of-law rules of the State of California or any other jurisdiction.

7.2      Construction

         No term or provision of this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event the affected provision of this Agreement affected shall be curtailed and limited only to the extent necessary to bring such provision within the requirements of the law.

7.3      Severability

         If a provision of this Agreement shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of this Agreement and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

7.4      Headings

         The Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular Section.

7.5      Notice of Termination

         Following a Change of Control, any purported termination of your employment by the Company or any of its Subsidiaries shall be communicated by a written notice of termination, which notice shall indicate, if it purports to be based on Cause, the specific reasons, if any, relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment. The failure to provide such notice shall create a rebuttable presumption that you are entitled to a Severance Payment and the other benefits provided by this Agreement.

7.6      Assignability

         Neither this Agreement nor any right or interest therein shall be assignable or transferable (whether by pledge, grant of a security interest, or otherwise) by you, your beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and you and shall be enforceable by them and your legal personal representatives.

7.7      Entire Agreement

         Except as otherwise expressly provided in Article III, this Agreement constitutes the entire agreement between the Company and you regarding the subject matter hereof and supersedes all prior agreements, if any, understandings and arrangements, written or oral, between the Company and you with respect to the subject matter hereof.

7.8      Term

         If a Change of Control has not theretofore occurred, this Agreement shall expire and be of no further force and effect on December 31, 2001; provided that the Board of Directors of the Company may, at any time prior to the expiration thereof, extend the term of this Agreement for a term of up to two years, including changing the dates set forth in the definition of "Change of Control", without any further action on your part.

         If a Change of Control occurs, this Agreement shall continue in full force and effect, and shall not terminate or expire until the expiration of three hundred sixty six (366) calendar days from and including the date of the Change of Control, at which time this Agreement shall terminate except if you become entitled to Severance Payments hereunder prior to such time. If you become so entitled to Severance Payments hereunder, this Agreement shall continue and be effective until you (or the person(s) specified in Section 2.5) shall have received in full all Severance Payments and other benefits to which you are entitled under this Agreement, at which time this Agreement shall terminate for all purposes.

7.9      Amendment

         Except as set forth in Section 7.8, no provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and the Company. No waiver by the Company or you at any time or any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreement or representations, written or oral, express or implied, with respect to the subject matter hereof, have been made by either party which are not expressly set forth in this Agreement.

7.10     Notices

         For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company shall be directed to the attention of the Chairman of the Board of Directors with a copy to the General Counsel. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon actual receipt. No objection to the method of delivery may be made if the written notice or other communication is actually received.

7.11     Claims

        (a) If you believe you are entitled to a benefit under this Agreement, you may make a claim for such benefit by filing with the Company a written statement setting forth the amount and type of benefit so claimed. The statement shall also set forth the facts supporting the claim. The claim may be filed by mailing or delivering it to the Secretary of the Company.

        (b) Within fifteen (15) calendar days after receipt of such a claim, the Company shall notify you in writing of its action on such claim and if such claim is not allowed in full, shall state the following in a manner calculated to be understood by you:

               (i)  The specific reason or reasons for the denial;

               (ii) Specific reference to pertinent provisions of this Agreement on which the denial is based;

               (iii)A  description  of any  additional  material or  information necessary for you to be entitled to the benefits that have been denied and an explanation of why such material or information is necessary; and

               (iv) An explanation of this Agreement's claim review procedure.

        (c) Without prejudice to your rights under Article VI, if you disagree with the action taken by the Company, you or your duly authorized representative may apply to the Company for a review of such action. Such application shall be made within ninety (90) calendar days after receipt by you of the notice of the Company's action on your claim. The application for review shall be filed in the same manner as the claim for benefits. In connection with such review, you may inspect any documents or records pertinent to the matter and may submit issues and comments in writing to the Company. A decision by the Company shall be communicated to you within thirty (30) calendar days after receipt of the application. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by you, and specific references to the pertinent provisions of this Agreement on which the decision is based.

7.12     Escrow.

        (a) In the event that the Company denies, in whole or in part, a claim for a benefit made by you under Section 7.11 hereof, or contests, in whole or in part, your right to receive benefits under this Agreement, or otherwise fails to make any cash payments or provide other benefits due under this Agreement within ten (10) calendar days of the date such payments or benefits are due, the Company shall within ten (10) calendar days of receipt of your written demand, deposit the full amount of the benefit which is claimed but not paid, or the amount contested by the Company, or the amount due, with an escrow agent reasonably acceptable to you. The escrow agent shall be a commercial bank or trust company having an aggregate capital and surplus in excess of $50,000,000.

        (b) Any amounts deposited in escrow shall be held by the escrow agent in an interest bearing account until the issuance of a final, nonappealable order or decision by a court of competent jurisdiction or an arbitral award under Article VI with respect to the claim, or amount contested or not paid. At that time, to the extent that the order or decision is in your favor, the amount in escrow or any portion thereof owing to you, including all interest accrued on such amount, shall be paid to you.

        (c) The parties agree that if the Company fails to deposit the required funds in escrow pursuant to the provisions of paragraph (a) above, then, in addition to all other remedies provided at law or in equity, you shall be entitled, without the necessity of posting a bond, to seek equitable relief to enforce the provisions of this Section 7.12. You shall be entitled to seek any relief in any court of competent jurisdiction even if you have elected to pursue arbitration of the dispute under Article VI of this Agreement.

7.13     General Release.

        (a)     A condition to your receipt of the Severance Payments under
Article II shall be  your   execution  and  delivery  (and  the   expiration  of
any applicable revocability period afforded by law) of a full and complete release by you of any and all claims you may have against the Company, any of its past, present or future stockholders or any of their respective officers, directors, employees and affiliates (past, present or future), including, but not limited to, claims you might have relating to your employment and/or cessation of employment with the Company, including without limitation, tort, contract and common law claims and claims under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, or any other similar federal, state or local statute, rule or regulation; provided that, there shall be excluded from the scope of such general release the following:

               (i)  claims   that  you  may  have   against   the   Company  for
                    reimbursement of reasonable and necessary business expenses incurred by you during the course of your employment;

               (ii) claims  that  may be  made  by you for  payment  of  accrued salary, stock options, pension benefits or other continuing benefits as specifically provided in Articles II and III of this Agreement; and

               (iii)claims  respecting  matters for which you are entitled to be indemnified under the Company's Certificate of Incorporation or Bylaws or indemnification agreements, respecting third party claims asserted or third party litigation pending or threatened against you.

        (b) The release shall be in a form reasonably satisfactory to the Company and shall also include (i) appropriate provisions as necessary to insure the release is valid and enforceable under applicable laws, including the Older Workers Benefit Protection Act, and (ii) a waiver of

California Civil Code Section 1542 (which provides that unless you specifically agree to release claims you do not know about, they are not released by a general release). Such payment shall be considered independent consideration made in exchange for such release.

         If this Agreement is acceptable to you, please sign the enclosed copy of this Agreement in the space provided below and return it to me.

                                                Sincerely,

                                                /s/

                                                Donald B. Rice, Ph.D.
                                                Chairman of the Board

ACCEPTED AND AGREED TO:

/s/
_______________________________
Richard B. Brewer

Dated:  January 13, 2000

                       Supplemental Information Regarding

                 Scios Inc. CEO Change of Control Severance Plan

         The Agreement constitutes a single employee welfare benefit plan within the meaning of Section 3(1) of ERISA. The name of the plan is the Scios Inc. CEO Change of Control Severance Plan (the "Plan"). The Administrator of the Plan, within the meaning of Section 3(16) of ERISA, and the Named Fiduciary thereof, within the meaning of Section 402 of ERISA, is the Company. A statement of Plan information and the rules applicable under ERISA are set forth below:

         Claims Procedure.  Set forth in Section 7.11 of the Agreement

        Information provided under ERISA. This Plan is an unfunded severance plan, maintained on a calendar year basis. In addition to constituting the Plan, the Agreement, together with this supplemental information, also constitutes the summary plan description required by ERISA. The Plan sponsor is Scios Inc. which bears the costs of all the benefits under the Plan. The Employer Identification number of Scios is 95-3701481; and the Plan number assigned by Scios is 506. The Plan Administrator's name, business address, and telephone number are: Scios Inc., 820 West Maude Avenue, Sunnyvale, California 94086, (408) 616-8200. The Plan Administrator is the agent for service of legal process.

         Statement of ERISA Rights. A participant in this Plan is entitled to certain rights and protections under a federal law known as "ERISA." ERISA provides that all Plan participants shall be entitled to examine, without charge, at the Plan Administrator's office, all Plan documents and the Plan's annual report. Copies of these documents and other Plan information may also be obtained upon written request to the Plan Administrator. A reasonable charge may be made for copies.

         In addition to creating rights for the Plan participants, ERISA imposes duties upon the people who are responsible for the operation of this Plan. The people who operate this Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants. No one, including your employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining benefits or exercising your rights under ERISA. If your claim benefits is denied in whole or in part, you must receive a written explanation of the reason for this denial. You have the right to have the Plan Administrator review and reconsider your claim, as described elsewhere in this summary plan description.

         Under ERISA, there are steps you can take to enforce the above rights, For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file a suit in a state or federal court. If you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

         If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.